Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statement Nos. 33-55460, 33-54171, 333-01943, 333-01945, 333-02009 and 333-08583 on Form S-8.


                                                        /s/Arthur Andersent LLP
                                                        -----------------------
                                                            ARTHUR ANDERSEN LLP

San Jose, California
March 21, 1997